Exhibit 1.01

Medtronic plc

Conflict Minerals Report

For the Year Ended December 31, 2025

Overview

This Conflict Minerals Report (this “Report”) of Medtronic plc (“Medtronic,” the “Company,” “we,” “us,” and “our”) has been prepared by us on a consolidated basis for the reporting period from January 1, 2025 to December 31, 2025 (the “Reporting Period”) pursuant to Rule 13p-1 and Form SD (the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended. Conflict minerals are defined as cassiterite, columbite-tantalite (coltan), gold, wolframite, or their derivatives, which are limited to tantalum, tin and tungsten and gold (often referred to as 3TG) for the purposes of this assessment. The “Covered Countries” for the purposes of the Rule are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia, and Angola.

If a registrant knows or has reason to believe that any of the conflict minerals necessary to the functionality or production of their products may have originated in the Covered Countries, then the registrant must exercise due diligence on the conflict minerals’ source and chain of custody and submit a Conflict Minerals Report to the SEC that includes a description of those due diligence measures.

Forward-Looking Statements

This Conflict Minerals Report contains forward-looking statements, which are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. These statements include statements regarding our goals for future improvements to our due diligence process and to mitigate the risk about the sourcing of our conflict minerals. All forward-looking statements involve risk and uncertainty. Risks that may cause these forward-looking statements to be inaccurate include: failure to carry out these plans in a timely manner or at all; lack of cooperation or progress by our suppliers, their respective suppliers and smelters; lack of progress by smelter or refiner validation programs for conflict minerals (including the possibility of inaccurate information, fraud and other irregularities) or these plans may not be effective. In addition, you should also consider the important factors described in reports and documents that we file from time to time with the SEC, including the factors described under the sections titled “Risk Factors” in the Company’s most recently submitted Quarterly or Annual Reports. Except as required by law, we disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Company Summary

Medtronic plc, headquartered in Galway, Ireland, is the leading global healthcare technology company. Medtronic was founded in 1949 and today serves healthcare systems, physicians, clinicians, and patients in more than 150 countries worldwide. We remain committed to a mission written by our founder in 1960 that directs us “to contribute to human welfare by the application of biomedical engineering in the research, design, manufacture, and sale of products to alleviate pain, restore health, and extend life.”

Medtronic’s business segments and products for the Reporting Period included:

•The Cardiovascular Portfolio is made up of the Cardiac Rhythm & Heart Failure, Structural Heart & Aortic, and Coronary & Peripheral Vascular divisions. Cardiovascular products include pacemakers, insertable cardiac monitors, cardiac resynchronization therapy devices, implantable cardioverter defibrillators (ICD), leads and delivery systems, products for the treatment of atrial fibrillation, information systems for the management of patients with Cardiac Rhythm & Heart Failure devices, products designed to reduce surgical site infections, coronary and peripheral stents and related delivery systems, balloons and related delivery systems, endovascular stent graft systems, heart valve replacement technologies, cardiac tissue ablation systems, and open heart and coronary bypass grafting surgical products, and renal denervation systems for the treatment of hypertension. Cardiovascular also includes Care Management Services and Cath Lab Managed Services (CLMS) within the Cardiac Rhythm & Heart Failure division.

•The Medical Surgical Portfolio is made up of the Surgical and Endoscopy and Acute Care and Monitoring divisions. Medical Surgical’s products span the entire continuum of patient care from diagnosis to recovery, with a focus on diseases of the gastrointestinal tract, lungs, pelvic region, obesity, and preventable complications. The products include those for advanced and general surgical products, surgical stapling devices, vessel sealing instruments, wound closure, electrosurgery products, hernia mechanical devices, mesh implants, advanced ablation, interventional lung, airway products, and sensors and monitors for pulse oximetry, capnography, level of consciousness and cerebral oximetry.

•The Neuroscience Portfolio is made up of the Cranial & Spinal Technologies, Specialty Therapies, and Neuromodulation divisions. Neuroscience's products include various spinal implants, bone graft substitutes, biologic products, image-guided surgery and intra-operative imaging systems, robotic guidance systems used in the robot-assisted spine procedures, and systems that incorporate advanced energy surgical instruments. Neuroscience's products also focus on therapies to treat the diseases of the vasculature in and around the brain, including coils, neurovascular stents, and flow diversion products, as well as products to treat ear, nose, and throat (ENT), and the treatment of overactive bladder and urinary retention. Neuroscience also manufactures products related to implantable neurostimulation therapies and drug delivery systems for the treatment of chronic pain, movement disorders, and epilepsy.

•Diabetes' products include insulin pumps, continuous glucose monitoring (CGM) systems, and consumables.

This Report has been prepared by Company management.

Design of Conflict Minerals Program

The Company has designed its conflict minerals program, and the reasonable country of origin inquiry and due diligence measures contained therein, to be in conformity, in all material respects, with the internationally recognized due diligence framework as set forth in the Organization for Economic Cooperation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD, 2013) and related supplements for gold, tin, tantalum and tungsten. Due to the depth of the Company’s supply chain, the Company is far removed from the sources of ore from which conflict minerals are produced and the smelters and refiners that process those ores, and the Company has limited influence over the behavior of these smelters and refiners. Moreover, because of the geographic diversity and ongoing changes in the Company’s supply chain, the Company often has significant difficulty identifying those suppliers who are further upstream from the Company’s direct suppliers. As a result, the Company’s program was specifically designed to relate to our position in the minerals supply chain as a "downstream" purchaser. Summarized below are the design components of the Company’s conflict minerals program as they relate to the five-step framework from the OECD Guidance:

Step 1. Establish and Maintain Strong Company Management Systems

•Establish and maintain a policy for the sourcing of minerals from the Covered Countries, which is available at https://www.medtronic.com/content/dam/medtronic-wide/public/united-states/customer-support-services/distributor-resources/medtronic-responsible-minerals-policy.pdf

•Maintain continued membership in the Responsible Minerals Initiative (“RMI”).

•Establish a system of controls and transparency through the use of the Conflict Minerals Reporting Template (“CMRT”) as a standard survey tool to identify smelters and refiners.

•Establish and maintain a conflict minerals management structure composed of three teams:

◦Steering Committee comprised of the Chief Procurement Officer, Global Supply Management Leadership Team which is responsible for the overall program management of the conflict minerals compliance program, including strategy, governance structure, and oversight through the Supply Management Leadership Team.

◦Central Team comprised of the Director, Responsible Supply Management Program, a Supply Chain Program Manager, a Program Data Analyst, and a legal representative, which is responsible for the overall conflict minerals program design and implementation, including data collection, applicability and supplier review, reasonable country of origin inquiry (“RCOI”), due diligence, audit readiness, and reporting, as well as day-to-day program management; and

◦Representatives from the Global Supply Management organization who support the work of the Central Team and act as liaisons to the business.

•Update Steering Committee on the status of the conflict minerals program on a quarterly basis.

•Develop and maintain a training document for employees that discusses the highlights of the Rule and the Company’s expectations of its suppliers to assist in complying with the Rule. Employees are trained through materials that are made available on the Company’s intranet site.

•Enable the Company to receive external inquiries and grievances from customers, employees, or other interested parties via the Company’s confidential Voice Your Concern Line at www.VoiceYourConcernLine.com or the conflict minerals e-mail box (rs.conflictminerals@medtronic.com).

•Develop and add a clause to templates for new and renewed supply agreements and to standard purchase order terms and conditions that requires suppliers to provide information about the sourcing of conflict minerals and smelters or refiners and to conduct due diligence on the source and chain of custody for any conflict minerals used in their manufacturing processes.

•Maintain records of the Company’s conflict minerals process for a minimum of five years, in accordance with the OECD Guidance

Step 2. Identify and Assess Risks in the Supply Chain

•Engage with affected suppliers by sending an email notifying them that the Company is subject to the Rule and that their cooperation in responding to a conflict minerals survey is requested.

•Conduct a supply chain survey, based on the CMRT developed by the RMI, of direct suppliers that supply the Company with products or components that may contain necessary conflict minerals.

•Receive and review responses from suppliers that were surveyed.

•Assess the reasonableness of all responses claiming to not use conflict minerals in their manufacturing processes based on internal knowledge of supplies purchased.

•Perform an automated red flag review of all supplier responses.

•Communicate with suppliers on the required corrective actions and request additional information as necessary.

Step 3. Design and Implement a Strategy to Respond to Identified Risks

•Implement a risk management plan that outlines the Company’s responses to identified risks.

•Send reminder letters to each supplier who does not respond to the Company’s initial survey request in an attempt to receive a completed CMRT and work through Category and/or Commodity managers to personally follow up with non-responsive, high-spend suppliers.

•Review supplier responses that claim to source conflict minerals from one or more of the Covered Countries.

•Follow up with suppliers that do not provide a smelter or refiner list or indicate that they do not provide a complete smelter or refiner list to request additional smelter or refiner information.

•Compare a list of unique smelters or refiners received from suppliers who respond that they source conflict minerals from the Covered Countries against conformant, active, and standard smelter or refiner lists per the RMAP for verification of existence and location of the smelters or refiners, as well as the location from which conflict minerals were sourced. Identify smelters or refiners on the RMAP conformant list. For all suppliers who provide unknown or non-RMAP conformant smelters or refiners, continue to work with the supplier to investigate the smelter or refiner and determine the location from which the conflict minerals originated.

•Evaluate facilities listed on CMRTs submitted by suppliers against red flag indicators defined in the OECD Guidance: geographic proximity to the Covered Countries, RMAP audit status, and credible evidence of unethical or conflict sourcing. If facilities meeting these criteria appear on CMRTs submitted by suppliers, the suppliers receive instructions to take risk mitigation actions.

•Send communication to direct suppliers who trigger due diligence by indicating sourcing from the Covered Countries reminding them of the Company’s responsible minerals policy and asking them to make every effort to source conflict minerals from the validated sources.

Step 4. Carry Out Independent Third-Party Audit of Smelter or Refiner’s Due Diligence Practices

•The Company is a downstream consumer of necessary conflict minerals and many steps removed from smelters or refiners who provide minerals and ores. The Company does not perform or direct audits of smelters or refiners within its supply chain and relies on the RMAP and its partners to conduct smelter and refiner due diligence.

Step 5. Report Annually on Supply Chain Due Diligence

•This Conflict Minerals Report is annually filed with the U.S. Securities and Exchange Commission. This Conflict Minerals Report is also available by clicking the SEC Filings link under the Financials drop-down at www.investorrelations.medtronic.com.

2025 Process

The Company determined that tin, tantalum, tungsten, and gold, often referred to as 3TG, were necessary to the functionality of many of its products. In order to conform to the Rule, the Company then performed a risk-based assessment to determine if the necessary conflict minerals in the products the Company manufactured or contracted to manufacture directly or indirectly financed or benefited armed groups in one or more of the Covered Countries. This risk-based assessment is discussed in further detail in the following sections.

Reasonable Country of Origin Inquiry

In accordance with the Rule, after the Company’s initial determination that conflict minerals were necessary to the functionality of many of its products, the Company conducted a reasonable country of origin inquiry (“RCOI”) to determine whether the Company had reason to believe that any of the conflict minerals necessary to the functionality or production of its products may have originated in the Covered Countries. The Company identified suppliers to survey by reviewing 2025 direct material purchases and applying applicability filters to segment suppliers that supply the Company with products or components that may contain necessary conflict minerals. After identifying the relevant suppliers, the Company then conducted a supply chain survey, based on the current version of the Conflict Minerals Reporting Template (“CMRT”) developed and maintained by the Responsible Minerals Initiative (“RMI”), of 242 direct suppliers that supply the Company with products or components that may contain necessary conflict minerals. The Company utilized a third-party web-based software platform and analysis system to conduct this supply chain survey. The suppliers surveyed represented all suppliers determined to be in-scope for 2025 based on the Company’s applicability filters, as mentioned above.

The Company received 159 responses from suppliers that were surveyed. The Company sent up to three reminder letters to each supplier who did not respond to the Company’s initial survey request in an attempt to receive a completed CMRT and worked through relationship managers to personally follow up with non-responsive, high-spend suppliers.

Of the 159 responses, 69 suppliers either claimed to source conflict minerals from one or more of the Covered Countries or provided information that caused the Company to reasonably believe that the supplier sourced conflict minerals from one or more of the Covered Countries. In addition, 1 supplier was identified using high-risk smelters that source from Conflict Affected High Risk Areas (CAHRAs), but not from Covered Countries. As a result, the Company has reason to believe that necessary conflict minerals in its products may have originated in the Covered Countries.

Red Flag Review

The Company performed an automated red flag review of all supplier responses. Each facility that met the RMI definition of a smelter or refiner of a 3TG mineral was assessed according to red flag indicators defined in the OECD Guidance. The three factors evaluated to determine the level of risk that each smelter poses to the supply chain are:

•Geographic proximity to the Covered Countries.

•RMAP audit status; and

•Credible evidence of unethical or conflict sourcing.

Based on these criteria the following facilities have been identified with red-flag risks in their supply chain:

•African Gold Refinery - CID003185 - Uganda
•Albino Mountinho Lda. - CID002760 - Portugal
•Artek LLC - CID003553 - Russian Federation
•Attero Recycling Pvt Ltd - CID004697 - India
•Augmont Enterprises Private Limited - CID003461 - India
•CGR Metalloys Pvt Ltd. - CID003382 - India
•Daye Non-Ferrous Metals Mining Ltd. - CID000343 - China

•DS Myanmar - CID003831 - Myanmar
•Emerald Jewel Industry India Limited (Unit 1) - CID003487 - India
•Emerald Jewel Industry India Limited (Unit 2) - CID003488 - India
•Emerald Jewel Industry India Limited (Unit 3) - CID003489 - India
•Emerald Jewel Industry India Limited (Unit 4) - CID003490 - India
•Fidelity Printers and Refiners Ltd. - CID002515 - Zimbabwe
•Gasabo Gold Refinery Ltd - CID005006 - Rwanda
•GGC Gujrat Gold Centre Pvt. Ltd. - CID002852 - India
•Gold Refinery of Zijin Mining Group Co., Ltd. - CID002243 - China
•Hunan Chenzhou Mining Co., Ltd. - CID000766 - China
•Hydrometallurg, JSC - CID002649 - Russian Federation
•JALAN & Company - CID002893 - India
•JSC "Kirovgrad Hard Alloys Plant" - CID003408 - Russian Federation
•JSC Ekaterinburg Non-Ferrous Metal Processing Plant - CID000927 - Russian Federation
•JSC Novosibirsk Refinery - CID000493 - Russian Federation
•JSC Uralelectromed - CID000929 - Russian Federation
•Kaloti Precious Metals - CID002563 - United Arab Emirates
•Kundan Care Products Ltd. - CID003463 - India
•Kyshtym Copper-Electrolytic Plant ZAO - CID002865 - Russian Federation
•Lingbao Gold Co., Ltd. - CID001056 - China
•LLC Vostok - CID003643 - Russian Federation
•Luoyang Zijin Yinhui Gold Refinery Co., Ltd. - CID001093 - China
•Malaysia Smelting Corporation (MSC) - CID001105 - Malaysia
•MD Overseas - CID003548 - India
•Moliren Ltd. - CID002845 - Russian Federation
•Moscow Special Alloys Processing Plant - CID001204 - Russian Federation
•Novosibirsk Tin Combine - CID001305 - Russian Federation
•NPP Tyazhmetprom LLC - CID003416 - Russian Federation
•OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet) - CID001326 - Russian Federation
•OOO “Technolom” 1 - CID003614 - Russian Federation
•OOO “Technolom” 2 - CID003612 - Russian Federation

•Philippine Carreytech Metal Corp. - CID004438 - Philippines
•Pongpipat Company Limited - CID003208 - Myanmar
•Precious Minerals and Smelting Limited - CID003409 - India
•Prioksky Plant of Non-Ferrous Metals - CID001386 - Russian Federation
•PT Aries Kencana Sejahtera - CID000309 - Indonesia
•PT Sariwiguna Binasentosa - CID001463 - Indonesia
•QSIL Metals Hermsdorf GmbH - CID002547 - Germany
•RIKAYAA GREENTECH PRIVATE LIMITED - CID004692 - India
•Sai Refinery - CID002853 - India
•Samduck Precious Metals - CID001555 - Korea, Republic Of
•Shandong Gold Smelting Co., Ltd. - CID001916 - China
•Shandong Zhaojin Gold & Silver Refinery Co., Ltd. - CID001622 - China
•Shirpur Gold Refinery Ltd. - CID002588 - India
•SOE Shyolkovsky Factory of Secondary Precious Metals - CID001756 - Russian Federation
•Solikamsk Magnesium Works OAO - CID001769 - Russian Federation
•Sovereign Metals - CID003383 - India
•Sudan Gold Refinery - CID002567 - Sudan
•TITAN COMPANY LIMITED, JEWELLERY DIVISION - CID004491 - India
•Unecha Refractory metals plant - CID002724 - Russian Federation
•VQB Mineral and Trading Group JSC - CID002015 - Viet Nam

As part of our risk management plan under the OECD Guidance, when these facilities were reported on a CMRT by one of the suppliers surveyed, risk mitigation activities were initiated. Submissions that included any of the above facilities immediately produced a return email instructing the supplier to take their own risk mitigation actions and to escalate this matter up within the supplier in order to work to remove these red flag smelters or refiners from their supply chain.

Due Diligence Measures Performed

Following the Company’s RCOI, the Company performed the following measures to exercise due diligence on the source and chain of custody of the necessary conflict minerals contained in the Company’s products which the Company has reason to believe may have originated from the Covered Countries:

•Reviewed supplier responses that claimed to source conflict minerals from one or more of the Covered Countries (69 out of 159 completed supplier responses) and compiled initial list of smelters and refiners provided by such suppliers.

•Followed up with suppliers that claimed to source, or provided information that caused the Company to reasonably believe that the supplier sourced, conflict minerals from one or more of the Covered Countries but did not provide a smelter or refiner list or indicated that they did not provide a complete smelter or refiner list to request additional smelter or refiner information.

•Compared a list of 640 potential unique smelters or refiners received from the above suppliers against conformant, active, and legitimate smelter or refiner lists per the RMAP for verification of existence and location of the smelters or refiners, as well as the location from which conflict minerals were sourced.

•Identified 230 smelters or refiners on the RMAP conformant list and 7 smelters on the RMAP active list.

•For all suppliers who provided non-RMAP conformant or non-RMAP active smelters or refiners (70 suppliers), the Company reached out to them and asked them to work with their smelters and encourage them to become RMAP conformant.

Results of Due Diligence Measures

As a downstream purchaser of products which contain conflict minerals, the Company’s due diligence measures can provide only reasonable, not absolute, assurance regarding the source and chain of custody of the necessary conflict minerals. The Company’s due diligence processes are based on the necessity of seeking data from direct suppliers and those suppliers seeking similar information within their supply chains to identify the original sources of the necessary conflict minerals. The Company also relies, to a large extent, on information collected and provided by independent third-party audit programs. Such sources of information may yield inaccurate or incomplete information due to, among other reasons, gaps in supplier or smelter data, errors or omissions in information provided by suppliers or smelters, or misunderstandings by suppliers or smelters regarding the SEC requirements.

Per the Company’s supply chain survey, 69 of the Company’s suppliers claimed to source, or provided information that caused the Company to reasonably believe that the supplier sourced, conflict minerals from one or more of the Covered Countries.

Suppliers identified 640 potential smelter and refiner facilities that may process the necessary conflict minerals contained in the materials provided to the Company. Of those facilities:

•230 are listed as “conformant” on the RMAP list, meaning that they are conformant with the RMAP assessment protocols.

•7 are listed as “active” on the RMAP list, meaning that they have committed to undergo a RMAP audit or are participating in a cross-recognized certification program.

•363 are included on the RMAP list, but are not listed as “conformant” or “active”; and

•after comparing the remaining 40 names to the RMAP database, the Company was unable to determine that these were valid smelter names.

A listing of the known smelters and refiners identified by the Company’s suppliers is included in Annex I below. Not all of the included smelters and refiners may have processed the necessary conflict minerals contained in the Company’s products. In some cases, suppliers may have reported to us smelters and refiners that were not in our supply chain due to over-inclusiveness in the information received from their respective suppliers, the decision of such suppliers to provide information on a company-wide level rather than a product-based level, or for other reasons. The smelters and refiners listed in Annex I may not be all of the smelters and refiners in the Company’s supply chain, since certain suppliers were unable to identify the smelters and refiners of some of the necessary conflict minerals content contained in our products and because not all suppliers responded to our inquiries.

The RMAP-conformant smelters disclosed that, in addition to sourcing from recycled or scrap sources, they have sourced materials from L1, L2 and L3 countries, as well as from the Democratic Republic of the Congo. L1 and L2 countries are, respectively, countries with known active ore production that are not identified as conflict regions or plausible countries of smuggling or export of conflict minerals and countries that are known or plausible countries for smuggling, export out of L3 countries, or transit of materials containing conflict minerals. The L3 countries consist of the Covered Countries. The smelters that are not listed as “conformant” on the RMAP list disclosed that, in addition to sourcing from recycled or scrap sources, they have sourced materials from China, Australia, Canada, Indonesia, Peru, Bolivia, the United States of America and the L1 countries; however, many smelters did not provide specific country of origin data, and, as a result, this list is likely incomplete. The smelters that are not listed as “conformant” on the RMAP list did not disclose any mines located in the Covered Countries. An aggregate listing of all known countries of origin for sourced materials is included in Annex II below.

Compared to the 2024 reporting year, the Company observed the following changes through the analysis of RCOI and source and chain of custody due diligence data for the 2025 reporting year:

•There was an increase in the number of suppliers reporting high-risk smelters or refiners from 62 to 70.

•There was a decrease in the total number of supplier responses received, from 193 to 159.

•The Company saw an increase in the total number of smelters reported (from 589 to 640), but a decrease in the number of non-legitimate smelter entities (from 215 to 40).

Independent Private Sector Audit

The Company does not have sufficient information to determine whether its products are “DRC conflict free.” As such, an independent private sector audit is not required at this time.

Continuous Improvement

The Company took the following steps, among others, to mature its conflict minerals program, including its RCOI and due diligence measures, in accordance with OECD Guidance and to further mitigate the risk that the conflict minerals contained in its products finance or benefit armed groups in the Covered Countries:

•Continued to partner with a third-party software and service provider with extensive expertise in turn-key conflict minerals services.

•Shared all due diligence results with the Steering Committee who demonstrated awareness and concern, as well as responsiveness to the risks identified in the due diligence.

•Engaged with suppliers by directing them to training resources to increase the response rate and improve the quality of the supplier survey responses.

•Reached out to suppliers who indicated that they source conflict minerals from the Covered Countries to reiterate the Company’s policy and ask them to apply every effort to use only conformant sources of conflict minerals.

•Worked with non-responsive suppliers through follow-up letters and direct outreach by commodity managers to educate suppliers and facilitate responses.

•Created a process to receive external inquiries and grievances from customers, employees, or other interested parties.

•Participated in multiple webinars and conferences.

•Maintained membership in RMI since 2015, which provides the Company with the ability to participate in shaping industry policies regarding conflict minerals, a forum for engagement with stakeholder groups related to conflict minerals, and access to data regarding those facilities that are validated through the RMI.

The Company expects to take the following steps as part of continuous improvement:

•Review Conflict Minerals governance and participation of the Steering Committee.

•Work to further mature the Company’s conflict minerals program and build transparency over its supply chain in accordance with the OECD Guidance.

•Continue to evaluate the Company’s suppliers in order to determine those suppliers that are in-scope and should be surveyed as part of the Company’s conflict minerals program.

•Continue to drive our suppliers to obtain current, accurate, and complete information from their supply chain about their smelters and refiners of conflict minerals.

•Further focus on the analysis of supplier responses and maturing the Company’s due diligence efforts and procedures for suppliers that report to source from one or more of the Covered Countries, specifically at the smelter or refiner and component level.

•Increase the Company’s focus on conflict minerals compliance on high-risk and high-spend suppliers.

Annex I – Legitimate Smelters and Refiners RY2025

Metal	Smelter Name	RMI Smelter Id	Country	RMAP Audit Status
Tantalum	5D Production OU	CID003926	Estonia	Outreach Required
Tin	5N Plus	CID002662	N/A	Not Applicable
Gold	8853 S.p.A.	CID002763	Italy	Non-Conformant
Tungsten	A.L.M.T. Corp.	CID000004	Japan	Conformant
Gold	ABC Refinery Pty Ltd.	CID002920	Australia	Outreach Required
Gold	Abington Reldan Metals, LLC	CID002708	United States of America	Conformant
Tungsten	ACL Metais Eireli	CID002833	Brazil	Not Applicable
Gold	Advanced Chemical Company	CID000015	United States of America	Conformant
Gold	African Gold Refinery	CID003185	Uganda	RMI Due Diligence Review - Unable to Proceed
Gold	Agosi AG	CID000035	Germany	Conformant
Gold	Aida Chemical Industries Co., Ltd.	CID000019	Japan	Conformant
Gold	Al Etihad Gold Refinery DMCC	CID002560	United Arab Emirates	Non-Conformant
Gold	Al Ghaith Gold	CID002899	United Arab Emirates	Not Applicable
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	CID003427	Brazil	Non-Conformant
Gold	Albino Mountinho Lda.	CID002760	Portugal	Outreach Required
Gold	Alexy Metals	CID003500	United States of America	Non-Conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	CID000041	Uzbekistan	Conformant
Tin	Alpha Assembly Solutions Inc	CID000292	United States of America	Conformant
Tantalum	AMG Brasil	CID001076	Brazil	Conformant
Tin	An Vinh Joint Stock Mineral Processing Company	CID002703	Viet Nam	Outreach Required
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	CID000058	Brazil	Conformant
Tantalum	ANHUI HERRMAN IMPEX CO.	CID000059	China	Not Applicable
Gold	ARGET SAC	CID005522	Peru	In Communication
Gold	Argor-Heraeus S.A.	CID000077	Switzerland	Conformant
Tungsten	Artek LLC	CID003553	Russian Federation	Not Applicable
Gold	ARY Aurum Plus	CID002596	United Arab Emirates	Not Applicable
Gold	Asahi Pretec Corp.	CID000082	Japan	Conformant
Gold	Asahi Refining Canada Ltd.	CID000924	Canada	Conformant
Gold	Asahi Refining USA Inc.	CID000920	United States of America	Conformant
Gold	Asaka Riken Co., Ltd.	CID000090	Japan	Conformant
Tantalum	Asaka Riken Co., Ltd.	CID000092	Japan	Not Applicable
Tungsten	Asia Tungsten Products Vietnam Ltd.	CID002502	Viet Nam	Conformant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	CID000103	Türkiye	Outreach Required
Gold	Atlantic Copper S.A.	CID003350	Spain	Outreach Required
Gold	Attero Recycling Pvt Ltd	CID004697	India	Outreach Required
Gold	AU Traders and Refiners	CID002850	South Africa	Non-Conformant
Gold	Augmont Enterprises Private Limited	CID003461	India	Non-Conformant
Gold	Aurubis AG	CID000113	Germany	Conformant
Gold	Aurubis AG, Hamburg	CID005476	Germany
Tin	Aurubis Beerse	CID002773	Belgium	Conformant
Tin	Aurubis Berango	CID002774	Spain	Conformant
Tungsten	Avon Specialty Metals Ltd.	CID002704	United Kingdom	Conformant

Tantalum	Avon Specialty Metals Ltd.	CID002705	United Kingdom	Conformant
Gold	Bangalore Refinery	CID002863	India	Conformant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	CID000128	Philippines	Conformant
Gold	Bauer Walser AG	CID000141	Germany	Not Applicable
Gold	Boliden Harjavalta Oy	CID005589	Finland	Third-Party Assessed
Gold	Boliden Ronnskar	CID000157	Sweden	Conformant
Gold	C. Hafner GmbH + Co. KG	CID000176	Germany	Conformant
Gold	C.I Metales Procesados Industriales SAS	CID003421	Colombia	Not Applicable
Gold	Caridad	CID000180	Mexico	Outreach Required
Gold	CCR Refinery - Glencore Canada Corporation	CID000185	Canada	Conformant
Gold	Cendres + Metaux S.A.	CID000189	Switzerland	Non-Conformant
Gold	CGR Metalloys Pvt Ltd.	CID003382	India	Outreach Required
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CID000211	China	Conformant
Tin	Chengfeng Color Metal Material Co., Ltd.	CID002906	China	Not Applicable
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CID000228	China	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CID003190	China	Conformant
Gold	Chimet S.p.A.	CID000233	Italy	Conformant
Tungsten	China Molybdenum Tungsten Co., Ltd.	CID002641	China	Conformant
Tin	China Tin Group Co., Ltd.	CID001070	China	Conformant
Tin	Chofu Works	CID002786	China	Not Applicable
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CID000258	China	Conformant
Tantalum	Chongyi Zhangyuan Tungsten Co., Ltd.	CID000261	China	Not Applicable
Gold	Chugai Mining	CID000264	Japan	Conformant
Tantalum	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	CID004431	China	Conformant
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CID000278	China	Not Applicable
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CID000281	China	Outreach Required
Gold	Coimpa Industrial LTDA	CID004010	Brazil	Conformant
Tin	Conecsus	CID003504	United States of America	Active
Tin	Cooperativa Metalurgica de Rondonia Ltda.	CID000295	Brazil	Not Applicable
Tantalum	CP Metals Inc.	CID003402	United States of America	Not Applicable
Tungsten	CP Metals Inc.	CID003448	United States of America	Not Applicable
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	CID003486	Brazil	Active
Tin	CRM Synergies	CID003524	Spain	Conformant
Tin	CRM Synergies Mexico S.A. de C.V.	CID004683	Mexico	Conformant
Tungsten	Cronimet Brasil Ltda	CID003468	Brazil	Conformant
Tin	CV Ayi Jaya	CID002570	Indonesia	Conformant
Tin	CV Dua Sekawan	CID002592	Indonesia	Not Applicable
Tin	CV Gita Pesona	CID000306	Indonesia	Not Applicable
Tin	CV United Smelting	CID000315	Indonesia	Not Applicable
Tin	CV Venus Inti Perkasa	CID002455	Indonesia	RMI Due Diligence Review - Unable to Proceed
Tantalum	D Block Metals, LLC	CID002504	United States of America	Conformant
Gold	Daejin Indus Co., Ltd.	CID000328	Korea, Republic of	Not Applicable
Gold	Daye Non-Ferrous Metals Mining Ltd.	CID000343	China	Outreach Required
Gold	Degussa Sonne / Mond Goldhandel GmbH	CID002867	Germany	Outreach Required
Gold	Dijllah Gold Refinery FZC	CID003348	United Arab Emirates	Outreach Required
Tin	Dingnan Jiawang environmental Tin technology Co.	CID000357	China	Not Applicable

Gold	DODUCO Contacts and Refining GmbH	CID000362	Germany	Not Applicable
Tin	Dongguan Best Alloys Co., Ltd.	CID000377	China	Conformant
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CID003356	China	Non-Conformant
Tin	Dongguan City Xida Soldering Tin Products Co.	CID000376	China	Not Applicable
Tungsten	DONGKUK INDUSTRIES CO., LTD.	CID004060	Korea, Republic of	Not Applicable
Gold	Dongwu Gold Group	CID003663	China	Outreach Required
Gold	Dowa	CID000401	Japan	Conformant
Tin	Dowa	CID000402	Japan	Conformant
Tin	Dragon Silver Holdings Limited	CID003579	China	Not Applicable
Tin	DS Myanmar	CID003831	Myanmar	Not Applicable
Gold	DSC (Do Sung Corporation)	CID000359	Korea, Republic of	Conformant
Tantalum	Duoluoshan	CID000410	China	Not Applicable
Gold	Eco-System Recycling Co., Ltd. East Plant	CID000425	Japan	Conformant
Gold	Eco-System Recycling Co., Ltd. North Plant	CID003424	Japan	Conformant
Gold	Eco-System Recycling Co., Ltd. West Plant	CID003425	Japan	Conformant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	CID002572	Viet Nam	Non-Conformant
Gold	Elemetal Refining, LLC	CID001322	United States of America	Not Applicable
Gold	Elite Industech Co., Ltd.	CID004755	Taiwan, Province of China	Conformant
Tin	EM Vinto	CID000438	Bolivia, Plurinational State of	Conformant
Gold	Emerald Jewel Industry India Limited (Unit 1)	CID003487	India	Outreach Required
Gold	Emerald Jewel Industry India Limited (Unit 2)	CID003488	India	Outreach Required
Gold	Emerald Jewel Industry India Limited (Unit 3)	CID003489	India	Outreach Required
Gold	Emerald Jewel Industry India Limited (Unit 4)	CID003490	India	Outreach Required
Gold	Emirates Gold DMCC	CID002561	United Arab Emirates	Non-Conformant
Tin	Estanho de Rondonia S.A.	CID000448	Brazil	Conformant
Tantalum	Exotech Inc.	CID000456	United States of America	Outreach Required
Tantalum	F&X Electro-Materials Ltd.	CID000460	China	Conformant
Tin	Fabrica Auricchio Industria e Comercio Ltda.	CID003582	Brazil	Conformant
Gold	Faggi Enrico S.p.A.	CID002355	Italy	Not Applicable
Tin	Feinhutte Halsbrucke GmbH	CID000466	Germany	Conformant
Tin	Fenix Metals	CID000468	Poland	Conformant
Gold	Fidelity Printers and Refiners Ltd.	CID002515	Zimbabwe	RMI Due Diligence Review - Unable to Proceed
Tantalum	FIR Metals & Resource Ltd.	CID002505	China	Conformant
Gold	Fujairah Gold FZC	CID002584	United Arab Emirates	Outreach Required
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CID003401	China	Not Applicable
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CID000499	China	Not Applicable
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CID003609	China	Non-Conformant
Tantalum	Gannon & Scott	CID000520	United States of America	Not Applicable
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	CID002644	China	Not Applicable
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CID002645	China	Not Applicable
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CID000875	China	Not Applicable
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CID002315	China	Non-Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CID002494	China	Conformant
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CID003580	China	Conformant
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CID002536	China	Not Applicable

Gold	Gasabo Gold Refinery Ltd	CID005006	Rwanda	RMI Due Diligence Review - Unable to Proceed
Gold	Geib Refining Corp.	CID002459	United States of America	Not Applicable
Tin	Geib Refining Corp.	CID003194	N/A	Not Applicable
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CID003410	China	Outreach Required
Tin	Gejiu Fengming Metallurgy Chemical Plant	CID002848	China	Not Applicable
Tin	Gejiu Jinye Mineral Company	CID002859	China	Not Applicable
Tin	Gejiu Kai Meng Industry and Trade LLC	CID000942	China	Non-Conformant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CID000538	China	Conformant
Tin	Gejiu Yunxi Group Corp.	CID000553	China	Not Applicable
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CID001908	China	Non-Conformant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CID000555	China	Non-Conformant
Tungsten	Geo Enterprise	CID005373	Georgia	Outreach Required
Gold	GG Refinery Ltd.	CID004506	Tanzania, United Republic of	Conformant
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	CID002852	India	Non-Conformant
Gold	Glencore Nikkelverk AS	CID005614	Norway	Third-Party Assessed
Tantalum	Global Advanced Metals	CID000564	United States of America	Not Applicable
Tantalum	Global Advanced Metals Aizu	CID002558	Japan	Conformant
Tantalum	Global Advanced Metals Boyertown	CID002557	United States of America	Conformant
Tin	Global Advanced Metals Greenbushes Pty Ltd.	CID004754	Australia	Conformant
Tungsten	Global Tungsten & Powders LLC	CID000568	United States of America	Conformant
Gold	Global Tungsten & Powders LLC	CID000569	United States of America	Not Applicable
Gold	Gold by Gold Colombia	CID003641	Colombia	Conformant
Gold	Gold Coast Refinery	CID003186	Ghana	Outreach Required
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CID002243	China	Conformant
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CID001909	China	Outreach Required
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CID003116	China	Conformant
Gold	Guangdong Hua Jian Trade Co., Ltd.	CID000605	China	Not Applicable
Gold	Guangdong Jinding Gold Limited	CID002312	China	Not Applicable
Gold	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	CID000611	China
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CID000291	China	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CID000218	China	Conformant
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CID002274	China	Not Applicable
Tin	Guangxi Nonferrous Metals Group	CID000626	China	Not Applicable
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CID000628	China	Not Applicable
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CID002849	China	Not Applicable
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CID000651	China	Not Applicable
Tungsten	H.C. Starck Tungsten GmbH	CID002541	Germany	Conformant
Gold	Hang Seng Technology	CID000670	China	Not Applicable
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CID000671	China	Outreach Required
Tungsten	HANNAE FOR T Co., Ltd.	CID003978	Korea, Republic of	Not Applicable
Gold	Heimerle + Meule GmbH	CID000694	Germany	Conformant
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CID002519	China	Not Applicable
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CID002492	China	Conformant
Gold	Heraeus Germany GmbH Co. KG	CID000711	Germany	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	CID000707	China	Conformant

Gold	Hetai Gold Mineral Guangdong Co., Ltd.	CID000718	China	Not Applicable
Tin	Hezhou Jinwei Tin Co., Ltd.	CID000720	China	Not Applicable
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CID002635	China	Not Applicable
Gold	Hop Hing electroplating factory Zhejiang	CID002739	China	Not Applicable
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	CID002601	Brazil	Not Applicable
Tungsten	Hubei Green Tungsten Co., Ltd.	CID003417	China	Conformant
Tin	HuiChang Hill Tin Industry Co., Ltd.	CID002844	China	Conformant
Tin	Huichang Jinshunda Tin Co., Ltd.	CID000760	China	Not Applicable
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CID000766	China	Not Applicable
Gold	Hunan Chenzhou Mining Co., Ltd.	CID000767	China	Outreach Required
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CID002579	China	Not Applicable
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CID000773	China	Outreach Required
Tungsten	Hunan Jintai New Material Co., Ltd.	CID000769	China	Non-Conformant
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CID003182	China	Not Applicable
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CID002513	China	Non-Conformant
Gold	Hung Cheong Metal Manufacturing Limited	CID002904	China	Not Applicable
Gold	HwaSeong CJ CO., LTD.	CID000778	Korea, Republic of	Communication Suspended - Not Interested
Tungsten	Hydrometallurg, JSC	CID002649	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Tin	IMPAG AG	CID000790	N/A	Not Applicable
Gold	Impala Platinum - Base Metal Refinery (BMR)	CID004604	South Africa	Conformant
Iridium	Impala Platinum - Base Metal Refinery (BMR)	CID004807	South Africa	Conformant
Gold	Impala Platinum - Platinum Metals Refinery (PMR)	CID004714	South Africa	Conformant
Gold	Impala Platinum - Rustenburg Smelter	CID004610	South Africa	Conformant
Cobalt (Co)	Impala Platinum - Rustenburg Smelter	CID004614	South Africa	Conformant
Iridium	Impala Platinum - Rustenburg Smelter	CID004808	South Africa	Conformant
Gold	Inca One (Chala One Plant)	CID004704	Peru	Non-Conformant
Gold	Inca One (Koricancha Plant)	CID004705	Peru	Non-Conformant
Gold	Industrial Refining Company	CID002587	Belgium	Not Applicable
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CID000801	China	Conformant
Gold	International Precious Metal Refiners	CID002562	United Arab Emirates	Outreach Required
Gold	Ishifuku Metal Industry Co., Ltd.	CID000807	Japan	Conformant
Gold	Istanbul Gold Refinery	CID000814	Türkiye	Conformant
Gold	Italpreziosi	CID002765	Italy	Conformant
Gold	JALAN & Company	CID002893	India	Outreach Required
Gold	Japan Mint	CID000823	Japan	Conformant
Tungsten	Japan New Metals Co., Ltd.	CID000825	Japan	Conformant
Tungsten	Japan New Metals Co., Ltd.	CID00825	Japan
Tin	Jean Goldschmidt International (JGI Hydrometal)	CID000835	Belgium	Outreach Required
Tin	Jiang Jia Wang Technology Co.	CID000840	N/A	Not Applicable
Tin	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	CID000841	China	Not Applicable
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CID002551	China	Conformant
Gold	Jiangxi Copper Co., Ltd.	CID000855	China	Conformant
Tin	Jiangxi Copper Co., Ltd.	CID000856	China	Not Applicable
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CID002512	China	Conformant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CID002321	China	Conformant
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CID000244	China	Not Applicable

Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CID002313	China	Communication Suspended - Not Interested
Tin	Jiangxi New Nanshan Technology Ltd.	CID001231	China	Non-Conformant
Tantalum	Jiangxi Sanshi Nonferrous Metals Co., Ltd	CID004813	China	Active
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CID002318	China	Conformant
Tantalum	Jiangxi Tuohong New Raw Material	CID002842	China	Conformant
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	CID002647	China	Not Applicable
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CID002317	China	Conformant
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CID002535	China	Not Applicable
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CID002316	China	Conformant
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CID002819	China	Not Applicable
Gold	Jin Jinyin Refining Co., Ltd.	CID000884	N/A	Not Applicable
Tungsten	Jing Yuan Tungsten Technology Co., Ltd.	CID005012	Taiwan, Province of China	Conformant
Gold	Jinlong Copper Co., Ltd.	CID000909	China	Not Applicable
Tantalum	Jiujiang Janny New Material Co., Ltd.	CID003191	China	Conformant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CID000914	China	Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	CID000917	China	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CID002506	China	Conformant
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	CID003408	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	CID000927	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Gold	JSC Novosibirsk Refinery	CID000493	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Gold	JSC Uralelectromed	CID000929	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Gold	JX Nippon Mining & Metals Co., Ltd.	CID000937	Japan	Conformant
Gold	K.A. Rasmussen	CID003497	Norway	Outreach Required
Gold	Kaloti Precious Metals	CID002563	United Arab Emirates	Not Applicable
Gold	Kazakhmys Smelting LLC	CID000956	Kazakhstan	Outreach Required
Gold	Kazzinc	CID000957	Kazakhstan	Conformant
Tantalum	KEMET Blue Powder	CID002568	United States of America	Not Applicable
Tantalum	KEMET de Mexico	CID002539	Mexico	Conformant
Tungsten	Kenee Mining Corporation Vietnam	CID004619	Viet Nam	Conformant
Tungsten	Kennametal Fallon	CID000966	United States of America	Conformant
Tungsten	Kennametal Huntsville	CID000105	United States of America	Conformant
Gold	Kennecott Utah Copper LLC	CID000969	United States of America	Conformant
Tungsten	KGETS Co., Ltd.	CID003388	Korea, Republic of	Not Applicable
Gold	KGHM Polska Miedz S.A. Oddzial Huta Miedzi, Glogow	CID005401	Poland
Gold	KGHM Polska Miedz Spolka Akcyjna	CID002511	Poland	Conformant
Tantalum	King-Tan Tantalum Industry Ltd.	CID000973	China	Not Applicable
Gold	Kojima Chemicals Co., Ltd.	CID000981	Japan	Conformant
Gold	Korea Zinc Co., Ltd.	CID002605	Korea, Republic of	Conformant
Gold	KP Sanghvi International Pvt Ltd	CID004433	India	Non-Conformant
Gold	Kundan Care Products Ltd.	CID003463	India	Outreach Required
Gold	Kyrgyzaltyn JSC	CID001029	Kyrgyzstan	Non-Conformant
Gold	Kyshtym Copper-Electrolytic Plant ZAO	CID002865	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Tungsten	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	CID005017	Lao People's Democratic Republic	Not Applicable

Gold	L'azurde Company For Jewelry	CID001032	Saudi Arabia	RMI Due Diligence Review - Unable to Proceed
Tin	LIAN JING	CID002281	China	Not Applicable
Tungsten	Lianyou Metals Co., Ltd.	CID003407	Taiwan, Province of China	Conformant
Tungsten	Lianyou Resources Co., Ltd.	CID004397	Taiwan, Province of China	Conformant
Gold	Lingbao Gold Co., Ltd.	CID001056	China	Outreach Required
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CID001058	China	Not Applicable
Tungsten	LLC Vostok	CID003643	Russian Federation	Not Applicable
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CID004796	China	Outreach Required
Gold	L'Orfebre S.A.	CID002762	Andorra	Non-Conformant
Gold	LS MnM Inc.	CID001078	Korea, Republic of	Conformant
Gold	LT Metal Ltd.	CID000689	Korea, Republic of	Conformant
Tin	Luna Smelter, Ltd.	CID003387	Rwanda	Conformant
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CID001093	China	Outreach Required
Tin	Ma An Shan Shu Guang Smelter Corp.	CID001098	China	Not Applicable
Tin	Ma'anshan Weitai Tin Co., Ltd.	CID003379	China	Non-Conformant
Tin	Magnu's Minerais Metais e Ligas Ltda.	CID002468	Brazil	Conformant
Tungsten	MALAMET SMELTING SDN. BHD.	CID004056	Malaysia	Not Applicable
Tin	Malaysia Smelting Corporation (MSC)	CID001105	Malaysia	Not Applicable
Tantalum	Malaysia Smelting Corporation (MSC)	CID001108	Malaysia	Not Applicable
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	CID004434	Malaysia	Conformant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CID002319	China	Conformant
Gold	Marsam Metals	CID002606	Brazil	Non-Conformant
Tungsten	Masan High-Tech Materials	CID002543	Viet Nam	Conformant
Tin	Materials Eco-Refining Co., Ltd.	CID001112	Japan	Not Applicable
Gold	Materion	CID001113	United States of America	Conformant
Tantalum	Materion	CID001115	United States of America	Not Applicable
Tungsten	Materion	CID001116	United States of America	Not Applicable
Tantalum	Materion Newton Inc.	CID002548	United States of America	Conformant
Gold	Matsuda Sangyo Co., Ltd.	CID001119	Japan	Conformant
Gold	MD Overseas	CID003548	India	Outreach Required
Tin	Melt Metais e Ligas S.A.	CID002500	Brazil	Non-Conformant
Tantalum	Meta Materials	CID002847	North Macedonia	Not Applicable
Tin	Metahub Industries Sdn. Bhd.	CID001136	Malaysia	Not Applicable
Gold	Metal Concentrators SA (Pty) Ltd.	CID003575	South Africa	Conformant
Tin	Metallic Resources, Inc.	CID001142	United States of America	Conformant
Gold	Metallix Refining Inc.	CID003557	United States of America	Outreach Required
Tantalum	Metallurgical Products India Pvt., Ltd.	CID001163	India	Conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	CID001149	China	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	CID001152	Singapore	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	CID001147	China	Conformant
Gold	Metalor Technologies S.A.	CID001153	Switzerland	Conformant
Gold	Metalor USA Refining Corporation	CID001157	United States of America	Conformant
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	CID001161	Mexico	Conformant
Tin	Minchali Metal Industry Co., Ltd.	CID001172	Taiwan, Province of China	Not Applicable

Gold	Minera Titán del Perú SRL (MTP) - Belen Plant	CID005014	Peru	Active
Tin	Mineracao Taboca S.A.	CID001173	Brazil	Conformant
Tantalum	Mineracao Taboca S.A.	CID001175	Brazil	Conformant
Tin	Ming Li Jia smelt Metal Factory	CID001177	China	Not Applicable
Tin	Mining Minerals Resources SARL	CID004065	Congo, Democratic Republic of the	Conformant
Tungsten	Minmetals Ganzhou Tin Co. Ltd.	CID001181	China	Not Applicable
Tin	Minsur	CID001182	Peru	Conformant
Gold	Mitsubishi Materials Corporation	CID001188	Japan	Conformant
Tin	Mitsubishi Materials Corporation	CID001191	Japan	Conformant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	CID001192	Japan	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	CID001193	Japan	Conformant
Tungsten	Mitsui Mining and Smelting Co., Ltd.	CID001195	Japan	Not Applicable
Gold	MKS PAMP SA	CID001352	Switzerland	Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	CID002509	India	Conformant
Gold	Modeltech Sdn Bhd	CID002857	Malaysia	Non-Conformant
Tin	Modeltech Sdn Bhd	CID002858	Malaysia	Non-Conformant
Tungsten	Moliren Ltd.	CID002845	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Gold	Morris and Watson	CID002282	New Zealand	Outreach Required
Gold	Morris and Watson Gold Coast	CID002866	Australia	Not Applicable
Gold	Moscow Special Alloys Processing Plant	CID001204	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	CID001220	Türkiye	Conformant
Tungsten	Nam Viet Cromit Joint Stock Company	CID004034	Viet Nam	Outreach Required
Gold	Naoshima Smelter & Refinery	CID005396	Japan	Outreach Required
Gold	Navoi Mining and Metallurgical Combinat	CID001236	Uzbekistan	Conformant
Tin	Ney Metals and Alloys	CID001246	N/A	Not Applicable
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	CID002573	Viet Nam	Outreach Required
Gold	NH Recytech Company	CID003189	Korea, Republic of	Conformant
Tungsten	Niagara Refining LLC	CID002589	United States of America	Conformant
Gold	Nihon Material Co., Ltd.	CID001259	Japan	Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CID001277	China	Conformant
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CID001280	China	Not Applicable
Gold	NOBLE METAL SERVICES	CID003690	United States of America	Outreach Required
Tin	Novosibirsk Tin Combine	CID001305	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Tantalum	NPM Silmet AS	CID001200	Estonia	Conformant
Tungsten	NPP Tyazhmetprom LLC	CID003416	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Gold	Nyrstar	CID001313	United States of America	Not Applicable
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	CID001314	Thailand	Conformant
Tin	O.M. Manufacturing Philippines, Inc.	CID002517	Philippines	Conformant
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	CID002779	Austria	Active
Gold	Ohura Precious Metal Industry Co., Ltd.	CID001325	Japan	Conformant
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	CID001326	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Tin	OMODEO A. E S. METALLEGHE SRL	CID003395	N/A	Not Applicable
Tungsten	OOO “Technolom” 1	CID003614	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Tungsten	OOO “Technolom” 2	CID003612	Russian Federation	RMI Due Diligence Review - Unable to Proceed

Tin	Operaciones Metalurgicas S.A.	CID001337	Bolivia, Plurinational State of	Conformant
Tin	P Kay Metal, Inc	CID005189	United States of America	Conformant
Gold	Pease & Curren	CID002872	United States of America	Communication Suspended - Not Interested
Gold	Penglai Penggang Gold Industry Co., Ltd.	CID001362	China	Outreach Required
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	CID004797	Philippines	Conformant
Tungsten	Philippine Carreytech Metal Corp.	CID004438	Philippines	Non-Conformant
Tungsten	Philippine Chuangxin Industrial Co., Inc.	CID002827	Philippines	Conformant
Tungsten	Plansee Composite Materials GmbH	CID004068	Germany	Non-Conformant
Tungsten	Plansee SE Liezen	CID001371	N/A	Not Applicable
Multiple	Plansee SE Reutte	CID002556	Austria	Non-Conformant
Gold	Planta Recuperadora de Metales SpA	CID002919	Chile	Conformant
Tin	Pongpipat Company Limited	CID003208	Myanmar	Not Applicable
Tantalum	PowerX Ltd.	CID004054	Rwanda	Conformant
Tin	Precious Minerals and Smelting Limited	CID003409	India	Non-Conformant
Gold	Prioksky Plant of Non-Ferrous Metals	CID001386	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Gold	PT Aneka Tambang (Persero) Tbk	CID001397	Indonesia	Conformant
Tin	PT Aries Kencana Sejahtera	CID000309	Indonesia	In Communication
Tin	PT Arsed Indonesia	CID005067	Indonesia	Conformant
Tin	PT Artha Cipta Langgeng	CID001399	Indonesia	Active
Tin	PT ATD Makmur Mandiri Jaya	CID002503	Indonesia	Conformant
Tin	PT Babel Inti Perkasa	CID001402	Indonesia	Not Applicable
Tin	PT Babel Surya Alam Lestari	CID001406	Indonesia	Not Applicable
Tin	PT Bangka Prima Tin	CID002776	Indonesia	Conformant
Tin	PT Bangka Serumpun	CID003205	Indonesia	Not Applicable
Tin	PT Bangka Tin Industry	CID001419	Indonesia	Not Applicable
Tin	PT Belitung Industri Sejahtera	CID001421	Indonesia	Not Applicable
Tin	PT Bukit Timah	CID001428	Indonesia	Not Applicable
Tin	PT Cipta Persada Mulia	CID002696	Indonesia	Conformant
Tin	PT DS Jaya Abadi	CID001434	Indonesia	Not Applicable
Tin	PT Eunindo Usaha Mandiri	CID001438	Indonesia	Not Applicable
Tungsten	PT HP Metals Indonesia	CID001447	Indonesia	Not Applicable
Tin	PT Inti Stania Prima	CID002530	Indonesia	Not Applicable
Tin	PT Karimun Mining	CID001448	Indonesia	Not Applicable
Tin	PT Kijang Jaya Mandiri	CID002829	Indonesia	Not Applicable
Tin	PT Lautan Harmonis Sejahtera	CID002870	Indonesia	Not Applicable
Tin	PT Masbro Alam Stania	CID003380	Indonesia	Non-Conformant
Tin	PT Menara Cipta Mulia	CID002835	Indonesia	Not Applicable
Tin	PT Mitra Graha Raya	CID004685	Indonesia	Not Applicable
Tin	PT Mitra Stania Prima	CID001453	Indonesia	Conformant
Tin	PT Mitra Sukses Globalindo	CID003449	Indonesia	Conformant
Tin	PT O.M. Indonesia	CID002757	Indonesia	Not Applicable
Tin	PT Panca Mega Persada	CID001457	Indonesia	Not Applicable
Tin	PT Premium Tin Indonesia	CID000313	Indonesia	Conformant
Tin	PT Prima Timah Utama	CID001458	Indonesia	Conformant
Tin	PT Putera Sarana Shakti (PT PSS)	CID003868	Indonesia	Conformant
Tin	PT Rajawali Rimba Perkasa	CID003381	Indonesia	Not Applicable

Tin	PT Rajehan Ariq	CID002593	Indonesia	Conformant
Tin	PT Refined Bangka Tin	CID001460	Indonesia	RMI Due Diligence Review - Unable to Proceed
Tin	PT Sariwiguna Binasentosa	CID001463	Indonesia	RMI Due Diligence Review - Unable to Proceed
Tin	PT Stanindo Inti Perkasa	CID001468	Indonesia	RMI Due Diligence Review - Unable to Proceed
Tungsten	PT Stanindo Inti Perkasa	CID001470	Indonesia	Not Applicable
Tin	PT Sukses Inti Makmur (SIM)	CID002816	Indonesia	Not Applicable
Tin	PT Sumber Jaya Indah	CID001471	Indonesia	Not Applicable
Tin	PT Timah Nusantara	CID001486	Indonesia	Not Applicable
Tin	PT Timah Tbk	CID002772	Indonesia	Not Applicable
Tin	PT Timah Tbk Kundur	CID001477	Indonesia	Conformant
Tin	PT Timah Tbk Mentok	CID001482	Indonesia	Conformant
Tungsten	PT Timah Tbk Mentok	CID001485	Indonesia	Not Applicable
Tin	PT Tinindo Inter Nusa	CID001490	Indonesia	RMI Due Diligence Review - Unable to Proceed
Tin	PT Tirus Putra Mandiri	CID002478	Indonesia	Not Applicable
Tin	PT Tommy Utama	CID001493	Indonesia	Not Applicable
Gold	PX Precinox S.A.	CID001498	Switzerland	Conformant
Gold	QG Refining, LLC	CID003324	United States of America	Outreach Required
Tantalum	QSIL Metals Hermsdorf GmbH	CID002547	Germany	Non-Conformant
Tantalum	QuantumClean	CID001508	United States of America	Conformant
Gold	Rand Refinery (Pty) Ltd.	CID001512	South Africa	Conformant
Gold	Realized the Enterprise Co., Ltd.	CID001515	N/A	Not Applicable
Gold	Refinery of Seemine Gold Co., Ltd.	CID000522	China	Not Applicable
Gold	REMONDIS PMR B.V.	CID002582	Netherlands, Kingdom of the	Conformant
Gold	Republic Metals Corporation	CID002510	United States of America	Not Applicable
Tin	Resind Industria e Comercio Ltda.	CID002706	Brazil	Conformant
Tantalum	Resind Industria e Comercio Ltda.	CID002707	Brazil	Conformant
Tantalum	RFH Recycling Metals Co., Ltd.	CID003159	China	Conformant
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CID003583	China	Conformant
Tin	Rian Resources SDN. BHD.	CID003581	Malaysia	Non-Conformant
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	CID004692	India	Outreach Required
Gold	Royal Canadian Mint	CID001534	Canada	Conformant
Tin	Rui Da Hung	CID001539	Taiwan, Province of China	Conformant
Tantalum	Rui Da Hung	CID001541	Taiwan, Province of China	Not Applicable
Tungsten	S.P.T. spol.s r.o.	CID005068	Czechia	Conformant
Gold	SAAMP	CID002761	France	Non-Conformant
Gold	Sabin Metal Corp.	CID001546	United States of America	Communication Suspended - Not Interested
Gold	Safimet S.p.A	CID002973	Italy	Non-Conformant
Gold	SAFINA A.S.	CID002290	Czechia	Conformant
Gold	Sai Refinery	CID002853	India	Not Applicable
Gold	Sam Precious Metals	CID003666	United Arab Emirates	Outreach Required
Gold	Samduck Precious Metals	CID001555	Korea, Republic of	Non-Conformant
Gold	Samwon Metals Corp.	CID001562	Korea, Republic of	Communication Suspended - Not Interested
Gold	Sancus ZFS (L’Orfebre, SA)	CID003529	Colombia	Not Applicable
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	CID002538	Viet Nam	Non-Conformant

Gold	SAXONIA Edelmetalle GmbH	CID002777	Germany	Not Applicable
Gold	Schone Edelmetaal B.V.	CID001573	Netherlands, Kingdom of the	Not Applicable
Gold	Sellem Industries Ltd.	CID003540	Mauritania	Not Applicable
Gold	SEMPSA Joyeria Plateria S.A.	CID001585	Spain	Conformant
Gold	Shan Dong Huangjin	CID001604	China
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CID001605	China	Not Applicable
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CID001606	China	Not Applicable
Gold	Shandon Jin Jinyin Refining Limited	CID001607	N/A	Not Applicable
Gold	Shandong Gold Smelting Co., Ltd.	CID001916	China	Conformant
Gold	Shandong Hengbang Smelter Co., Ltd.	CID001612	China	Not Applicable
Gold	Shandong Humon Smelting Co., Ltd.	CID002525	China	Outreach Required
Gold	Shandong penglai gold smelter	CID001616	China	Not Applicable
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CID001619	China	Outreach Required
Gold	Shandong Yanggu Xiangguang Co., Ltd.	CID002614	China	Not Applicable
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CID001622	China	Conformant
Tantalum	Shanghai Jiangxi Metals Co., Ltd.	CID001634	China	Not Applicable
Tin	Shangrao Xuri Smelting Factory	CID001648	China	Not Applicable
Gold	Shenzhen CuiLu Gold Co., Ltd.	CID002750	China	Outreach Required
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	CID001692	China	Not Applicable
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	CID001694	China	Not Applicable
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CID004435	China	Outreach Required
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CID002527	China	Outreach Required
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CID004430	China	Conformant
Gold	Shirpur Gold Refinery Ltd.	CID002588	India	Outreach Required
Tin	Sichuan Guanghan Jiangnan casting smelters	CID001731	China	Not Applicable
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CID001736	China	Conformant
Tin	Sigma Tin Alloy Co., Ltd.	CID002408	China	Not Applicable
Gold	Singway Technology Co., Ltd.	CID002516	Taiwan, Province of China	Non-Conformant
Gold	Sino-Platinum Metals Co., Ltd.	CID001745	China	Not Applicable
Gold	So Accurate Group, Inc.	CID001754	United States of America	Not Applicable
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	CID001756	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Tin	Soft Metais Ltda.	CID001758	Brazil	Conformant
Gold	Solar Applied Materials Technology Corp.	CID001761	Taiwan, Province of China	Conformant
Tungsten	Solar Applied Materials Technology Corp.	CID001764	Taiwan, Province of China	Not Applicable
Tin	Solder Court Ltd.	CID002436	N/A	Not Applicable
Tantalum	Solikamsk Magnesium Works OAO	CID001769	Russian Federation	RMI Due Diligence Review - Unable to Proceed
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CID002815	China	Not Applicable
Gold	Sovereign Metals	CID003383	India	Outreach Required
Gold	State Research Institute Center for Physical Sciences and Technology	CID003153	Lithuania	Outreach Required
Gold	Sudan Gold Refinery	CID002567	Sudan	Not Applicable
Gold	Sumitomo Metal Mining Co., Ltd.	CID001798	Japan	Conformant
Tungsten	Sumitomo Metal Mining Co., Ltd.	CID001801	Japan	Not Applicable
Gold	SungEel HiMetal Co., Ltd.	CID002918	Korea, Republic of	Conformant
Gold	Super Dragon Technology Co., Ltd.	CID001810	Taiwan, Province of China	Outreach Required

Tin	Super Ligas	CID002756	Brazil	Conformant
Tin	Suzhou Nuonengda Chemical Co., Ltd.	CID001822	China	Not Applicable
Gold	SuZhou ShenChuang recycling Ltd.	CID002743	China	Not Applicable
Gold	T.C.A S.p.A	CID002580	Italy	Conformant
Gold	Tai Perng	CID001840	N/A	Not Applicable
Tin	Tai Perng	CID001841	N/A	Not Applicable
Tin	Taicang City Nancang Metal Material Co., Ltd.	CID001845	China	Not Applicable
Tantalum	Taike Technology (Suzhou) Co.,Ltd.	CID002566	China	Not Applicable
Tin	Taiwan Huanliang	CID001852	Taiwan, Province of China	Not Applicable
Gold	TAIWAN TOTAI CO., LTD.	CID001857	Taiwan, Province of China	Not Applicable
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	CID004403	Japan	Conformant
Tantalum	Taki Chemical Co., Ltd.	CID001869	Japan	Conformant
Gold	Tanaka Kikinzoku Kogyo K.K.	CID001875	Japan	Conformant
Tantalum	TANIOBIS Co., Ltd.	CID002544	Thailand	Conformant
Tantalum	TANIOBIS GmbH	CID002545	Germany	Conformant
Tantalum	TANIOBIS Japan Co., Ltd.	CID002549	Japan	Conformant
Tungsten	TANIOBIS Smelting GmbH & Co. KG	CID002542	Germany	Conformant
Tantalum	TANIOBIS Smelting GmbH & Co. KG	CID002550	Germany	Conformant
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	CID001889	Viet Nam	Not Applicable
Tantalum	Telex Metals	CID001891	United States of America	Conformant
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	CID002834	Viet Nam	Not Applicable
Tin	Thailand Mine Factory	CID001897	Thailand	Not Applicable
Tin	Thaisarco	CID001898	Thailand	Conformant
Tungsten	Thaisarco	CID001901	Thailand	Not Applicable
Tin	Three green surface technology limited company	CID001920	N/A	Not Applicable
Tin	TIN PLATING GEJIU	CID001932	China	Not Applicable
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CID002180	China	Conformant
Tin	Tin Technology & Refining	CID003325	United States of America	Conformant
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	CID004491	India	Non-Conformant
Gold	Tokuriki Honten Co., Ltd.	CID001938	Japan	Conformant
Tin	TONG LONG	CID001943	N/A	Not Applicable
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CID001947	China	Outreach Required
Gold	TOO Tau-Ken-Altyn	CID002615	Kazakhstan	Conformant
Tin	Top-Team Technology (Shenzhen) Ltd.	CID001954	China	Not Applicable
Gold	Torecom	CID001955	Korea, Republic of	Non-Conformant
Tin	TRATHO Metal Quimica	CID003474	Brazil	Conformant
Gold	Tsai Brother industries	CID002745	N/A	Not Applicable
Gold	TSK Pretech	CID003195	Korea, Republic of	Not Applicable
Tungsten	Tungamoy Metals Inc.	CID005248	Korea, Republic of	Conformant
Tungsten	Tungsten Diversified Industries LLC	CID002659	N/A	Not Applicable
Tungsten	Tungsten Vietnam Joint Stock Company	CID003993	Viet Nam	Conformant
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	CID002574	Viet Nam	Not Applicable
Tantalum	Ulba Metallurgical Plant JSC	CID001969	Kazakhstan	Conformant
Tantalum	ULVAC Inc.	CID002861	Japan	Non-Conformant
Gold	Umicore Brasil Ltda.	CID001977	Brazil	Not Applicable
Gold	Umicore Precious Metals Thailand	CID002314	Thailand	Non-Conformant

Gold	Umicore S.A. Business Unit Precious Metals Refining	CID001980	Belgium	Conformant
Tungsten	Unecha Refractory metals plant	CID002724	Russian Federation	Non-Conformant
Gold	United Precious Metal Refining, Inc.	CID001993	United States of America	Conformant
Gold	Universal Precious Metals Refining Zambia	CID002854	Zambia	Not Applicable
Tungsten	Uzbek Refractory and Heat-Resistant Metals	CID002660	Uzbekistan	Active
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	CID003498	China	Conformant
Gold	Valcambi S.A.	CID002003	Switzerland	Conformant
Tin	Valcambi S.A.	CID002004	Switzerland	Not Applicable
Gold	Value Trading	CID003617	Belgium	Not Applicable
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CID002009	China	Not Applicable
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	CID002011	Viet Nam	Not Applicable
Tin	VQB Mineral and Trading Group JSC	CID002015	Viet Nam	Outreach Required
Tin	WANG TING	CID002023	N/A	Not Applicable
Gold	WEEEREFINING	CID003615	France	Non-Conformant
Gold	Western Australian Mint (T/a The Perth Mint)	CID002030	Australia	Conformant
Tin	White Solder Metalurgia e Mineracao Ltda.	CID002036	Brazil	Conformant
Gold	White Solder Metalurgia e Mineracao Ltda.	CID002037	Brazil	Not Applicable
Gold	WIELAND Edelmetalle GmbH	CID002778	Germany	Conformant
Tungsten	Wolfram Bergbau und Hutten AG	CID002044	Austria	Conformant
Tungsten	Woltech Korea Co., Ltd.	CID002843	Korea, Republic of	Not Applicable
Tin	Woodcross Smelting Company Limited	CID004724	Uganda	Conformant
Tin	WUJIANG CITY LUXE TIN FACTORY	CID002057	China	Not Applicable
Gold	Wuzhong Group	CID002063	China	Not Applicable
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CID002428	N/A	Not Applicable
Gold	Xiamen JInbo Metal Co., Ltd.	CID002076	China	Not Applicable
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CID002320	China	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	CID002082	China	Conformant
Tin	Xianghualing Tin Industry Co., Ltd.	CID002946	N/A	Not Applicable
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CID000616	China	Conformant
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CID003973	China	Conformant
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CID002090	China	Not Applicable
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CID002830	China	Not Applicable
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CID002095	China	Not Applicable
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CID002508	China	Conformant
Tin	XURI	CID002099	China	Not Applicable
Gold	Yamakin Co., Ltd.	CID002100	Japan	Conformant
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CID001522	China	Conformant
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CID002307	China	Not Applicable
Tin	Yifeng Tin	CID002121	China	Not Applicable
Tin	Yiquan Manufacturing	CID002123	N/A	Not Applicable
Gold	Yokohama Metal Co., Ltd.	CID002129	Japan	Conformant
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CID003662	China	Outreach Required
Tin	Yuecheng Tin Co., Ltd.	CID002147	China	Not Applicable
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CID002158	China	Non-Conformant
Tin	Yunnan Chengo Electric Smelting Plant	CID002162	China	Not Applicable
Gold	Yunnan Copper Industry Co., Ltd.	CID000197	China	Outreach Required

Tin	Yunnan Copper Zinc Industry Co., Ltd.	CID002164	China	Not Applicable
Tin	Yunnan Geiju Smelting Corp.	CID002166	China	Not Applicable
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CID002491	China	Not Applicable
Tin	Yunnan Industrial Co., Ltd.	CID002173	China	Not Applicable
Tin	Yunnan Malipo Baiyi Kuangye Co.	CID002309	China	Not Applicable
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CID003397	China	Conformant
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	CID002195	China	Not Applicable
Gold	Zhaojun Maifu	CID002201	N/A	Not Applicable
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CID002205	China	Not Applicable
Gold	Zhongkuang Gold Industry Co., Ltd.	CID002214	China	Not Applicable
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CID002219	China	Not Applicable
Tin	Zhongshan Jinye Smelting Co.,Ltd	CID002220	N/A	Not Applicable
Gold	Zhongshan Poison Material Proprietary Co., Ltd.	CID002221	China	Not Applicable
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CID002224	China	Conformant
Gold	Zhuhai toxic materials Monopoly Ltd.	CID002231	China	Not Applicable
Tungsten	Zhuzhou Cemented Carbide	CID002235	China	Not Applicable
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CID002232	China	Non-Conformant
Tungsten	Zhuzhou Cemented Carbide Group Co., Ltd.	CID002236	China	Not Applicable
Gold	Zhuzhou Smelting Group Co., Ltd	CID002529	China	Not Applicable

Annex II – Smelter Locations RY2025

Andorra
Australia
Austria
Belgium
Bolivia, Plurinational State of
Brazil
Canada
Chile
China
Colombia
Congo, Democratic Republic of the
Czechia
Estonia
Finland
France
Georgia
Germany
Ghana
India
Indonesia
Italy
Japan
Kazakhstan
Korea, Republic of
Kyrgyzstan
Lao People's Democratic Republic
Lithuania
Malaysia
Mauritania
Mexico
Myanmar
Netherlands, Kingdom of the
New Zealand
North Macedonia
Norway
Peru
Philippines
Poland
Portugal
Russian Federation
Rwanda
Saudi Arabia
Singapore
South Africa
Spain
Sudan
Sweden
Switzerland
Taiwan, Province of China
Thailand
Türkiye
Uganda
United Arab Emirates
United Kingdom
United States of America
Uzbekistan
Viet Nam
Zambia
Zimbabwe